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                                                                    Exhibit 23.1




     CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 5, 2000, except for Note 12 as to which the date is February 18, 2000, relating to the financial statements of Blaze Software, Inc., which appears in the Prospectus filed pursuant to Rule 424
(b) on March 23, 2000 (No. 333-94549).


     /s/PricewaterhouseCoopers LLP
     San Jose, California
     June 27, 2000